UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2020

MeiraGTx Holdings plc

(Exact name .of registrant as specified in its charter)

Cayman Islands	001-38520	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street, 14th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 17, 2020, MeiraGTx Holdings plc (the “Company”) issued a press release announcing initial data from the ongoing Phase 1/2 clinical trial of AAV-RPGR, an investigational gene therapy in development for the treatment of patients with X-linked retinitis pigmentosa (XLRP) with genetically confirmed variants in the RPGR gene. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Recent Developments

On July 17, 2020, the Company announced initial data from the ongoing Phase 1/2 clinical trial of AAV-RPGR, an investigational gene therapy in development for the treatment of patients with XLRP with genetically confirmed variants in the RPGR gene.

MeiraGTx and Janssen Pharmaceuticals, Inc. (“Janssen”), one of the Janssen Pharmaceutical Companies of Johnson & Johnson, are jointly developing AAV-RPGR as part of a broader collaboration to develop and commercialize gene therapies for the treatment of inherited retinal diseases.

The ongoing Phase 1/2 MGT009 clinical trial consists of three phases: dose-escalation, dose-confirmation, and dose-expansion. In the dose-escalation phase (n=10), adults were administered low, intermediate, or high dose AAV-RPGR. Each patient was treated with subretinal delivery of AAV-RPGR in the eye that was more affected at baseline. The patient’s other eye served as an untreated control. The primary endpoint of the trial is safety, with secondary endpoints assessing changes in visual function at pre-specified timepoints post-treatment. Baseline values were determined in triplicate.

At six months, significant improvement in retinal sensitivity was demonstrated in patients treated with low and intermediate dose AAV-RPGR. Improvement was evident at first post-treatment perimetry assessments at three months, with improvements generally sustained or increased at six months. Significant differences were observed in retinal sensitivity between treated and untreated eyes over time. Based on the robust safety and efficacy signals observed in the dose escalation portion of the study, the low and intermediate doses were selected for use in the ongoing randomized, controlled dose-expansion phase of the trial.

Based on the encouraging safety and efficacy data demonstrated in the MGT009 trial to date, MeiraGTx and Janssen expect to advance AAV-RPGR into the Phase 3 Lumeos clinical trial for the treatment of patients with XLRP caused by mutations in RPGR gene.

Data Summary

Data obtained to date suggest AAV-RPGR is generally well-tolerated. Most adverse events (AEs) were related to the surgical delivery procedure, were transient and resolved without intervention. There were no dose-limiting events. Inflammatory responses to therapy were observed in two out of three patients in the high dose cohort, which may have been associated with decreased activity of AAV-RPGR in these patients. Inflammation was effectively managed with an extended steroid protocol.

Six-month data from the dose escalation portion of the study (n=10) demonstrated meaningful improvement from baseline in retinal sensitivity in the low (n=3) and intermediate (n=4) dose cohorts. Importantly, these improvements were evident when assessed with two perimetry approaches (static perimetry and microperimetry) and three analysis metrics (mean retinal sensitivity, central 30° hill-of-vision volumetric measure (V30), and pointwise comparison).

•	Significant differences in mean retinal sensitivity were observed between treated eyes and untreated eyes in the intermediate dose cohort: 1.02 dB (90% CI: 0.75, 1.31)
•	Significant differences were observed in central visual field progression rate (V30) between treated eyes and untreated eyes in both the low*, 1.10 dB-sr/year (90% CI: 0.10, 2.10) and intermediate, 1.26 dB-sr/year (90% CI: 0.65, 1.86), dose cohorts.
•	Efficacy signals were observed at first post-treatment assessments at three months, with improvements generally sustained or increased at six months.

* Excludes one subject with panuveitis in the low dose cohort.

Forward Looking Statement

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the development and efficacy of AAV-RPGR, plans to advance AAV-RPGR into Phase 3 clinical trial and anticipated milestones regarding our clinical data and reporting of such data and the timing of results of data, including in light of the COVID-19 pandemic, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our incurrence of significant losses; any inability to achieve or maintain profitability, acquire additional capital, identify additional and develop existing product candidates, successfully execute strategic priorities, bring product candidates to market, expansion of our manufacturing facilities and processes, successfully enroll patients in and complete clinical trials, accurately predict growth assumptions, recognize benefits of any orphan drug designations, retain key personnel or attract qualified employees, or incur expected levels of operating expenses; the impact of the COVID-19 pandemic on the status, enrollment, timing and results of our clinical trials and on our business, results of operations and financial condition; failure of early data to predict eventual outcomes; failure to obtain FDA or other regulatory approval for product candidates within expected time frames or at all; the novel nature and impact of negative public opinion of gene therapy; failure to comply with ongoing regulatory obligations; contamination or shortage of raw materials or other manufacturing issues; changes in healthcare laws; risks associated with our international operations; significant competition in the pharmaceutical and biotechnology industries; dependence on third parties; risks related to intellectual property; changes in tax policy or treatment; our ability to utilize our loss and tax credit carryforwards; litigation risks; and the other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors & Media section of our website at https://investors.meiragtx.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, unless required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press release of MeiraGTx Holdings plc, dated July 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2020

MEIRAGTX HOLDINGS PLC

By:	/s/ Richard Giroux
Name:	Richard Giroux
Title:	Chief Financial Officer and Chief Operating Officer

4